Eaton Vance Cash
                                 Management Fund

                          Eaton Vance Money Market Fund

                            Eaton Vance Balanced Fund

                            Eaton Vance Institutional
                            Short Term Treasury Fund


                           Supplement to Prospectuses
                                dated May 1, 2001




Effective November 1, 2001, Elizabeth S. Kenyon will serve as portfolio manager of Cash Management Portfolio and Investment Grade Income Portfolio. Ms. Kenyon has been a Vice President of Eaton Vance and BMR since January 1997 and an Assistant Vice President prior thereto. She has been a fixed-income analyst at Eaton Vance for more than five years.

Effective November 1, 2001, Duke Laflamme will serve as portfolio manager of Eaton Vance Institutional Short Term Treasury Fund and will be a Vice President of BMR and EVM. Mr. Laflamme has been an Assistant Vice President of Eaton Vance and BMR since November 1999 and an employee since January 1998. He has been a fixed-income analyst at Eaton Vance and prior thereto was an assistant portfolio manager at Norwest Investment Management, Inc.



October 25, 2001                                        CMBIPS